UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2024

Standard BioTools Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 5, 2024, Standard BioTools Inc. (“Standard BioTools”), filed a Current Report on Form 8-K (the “Original Report”) to report the completion of its previously announced acquisition of SomaLogic, Inc., a Delaware corporation (“SomaLogic”), pursuant to the Agreement and Plan of Merger, dated as of October 4, 2023, by and among Standard BioTools, Martis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Standard BioTools (“Merger Sub”) and SomaLogic. Pursuant to the Merger Agreement, Merger Sub merged with and into SomaLogic, with SomaLogic surviving as a wholly owned subsidiary of Standard BioTools.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Report to include the financial statements and the pro forma financial information required under Items 9.01(a) and 9.01(b), which were excluded from the Original Report in reliance on the instructions to such Items.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of SomaLogic as of and for the years ended December 31, 2022 and 2021 and the unaudited consolidated financial statements of SomaLogic as of and for the nine months ended September 30, 2023 and September 30, 2022 are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 9.01 by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements for the year ended December 31, 2022 and as of and for the nine months ended September 30, 2023 giving effect to the acquisition of SomaLogic are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated in this Item 9.01 by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of SomaLogic, Inc. as of and for the years ended December 31, 2022 and 2021.

99.2	Unaudited Condensed Consolidated Financial Statements of Operations of SomaLogic, Inc., as of and for the nine months ended September 30, 2023 and September 30, 2022.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Standard BioTools Inc. and SomaLogic, Inc. for the year ended December 31, 2022 and as of and for the nine months ended September 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2024	STANDARD BIOTOOLS INC.

	By:	/s/ Jeffrey Black
	Name:	Jeffrey Black
	Title:	Chief Financial Officer